(ICON)
Prudential
Balanced
Fund

ANNUAL
REPORT
July 31, 1999
(LOGO)

A Message from the Fund's President                  September 17, 1999
(PHOTO)
Dear Shareholder,
Your Prudential Balanced Fund's return of 10.37% (Class A shares) was slightly ahead of the Lipper Average for the 12 months ending July 31, 1999, supported by the very strong performance of its growth stock holdings over that period. Not only does the Fund invest in stocks, bonds and money market instruments, its stock component includes both value and growth stock investment styles. This further diversification helps reduce the potential volatility of its returns--a prime objective for balanced funds--while helping its overall performance.

Tapping our combined strengths
Prudential Balanced Fund is one of several mutual funds we offer that combine the expertise of portfolio managers who have different investment styles or specialize in different areas of the financial markets. We do this to make it easier for investors to have a properly diversified portfolio and achieve more consistent returns over time. With value and growth styles vying in 1999 for superior returns, it has become increasingly important to have a well-diversified asset allocation strategy. Moreover, bonds keep their value better in a steep bear market such as we saw in August 1998.

Our newly reorganized Fixed Income Group illustrates how important we believe it is to have investment specialists. Earlier in the year, we integrated Prudential's retail and institutional portfolio managers. This integrated group now invests approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. To utilize these integrated resources more effectively, the group has been organized into teams, each specializing in a different sector of the fixed-income market. The Corporate Sector team will now be responsible for the day-to-day management of the bond portion of your Prudential Balanced Fund.

Sticking with your asset allocation strategy
A well-diversified asset allocation strategy helps lessen the effects of market volatility, provided the strategy remains in place. Therefore, while it is a good practice to rebalance holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance, investors should avoid making rash decisions. Generally speaking, long-term investment success comes from maintaining an established strategy during both market highs and market lows.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that combining resources, when appropriate, will help us deliver quality service and performance to all our shareholders.

Sincerely,

John R. Strangfeld
President
Prudential Balanced Fund

Portfolio Managers' Report
(PHOTOS)
Warren Spitz; Jeff Rose, CFA; and
Steven Kellner, Team Leader of the
Corporate Sector Team--
Fund Managers

Investment Goals and Style
The Balanced Fund invests in a diversified portfolio of stocks, bonds and money market instruments, with a target range of 50% to 60% for stocks, 30% to 40% for bonds, and 5% to 15% for cash. It buys stocks and bonds primarily of larger, more mature companies, but also some smaller, faster-growing companies. It may invest up to 25% of its assets in bonds rated below investment grade, commonly known as junk bonds. These are subject to greater credit risk, but also may provide greater returns. The Fund's objective is to achieve a high total investment return consistent with moderate risk. There can be no assurance that the Fund's investment objective will be achieved.

Performance Review
Market trends and asset allocation
Our reporting period included a financial crisis in August 1998, when a Russian currency devaluation and debt default prompted a steep drop in both stock and bond markets. Our bonds helped stabilize our return during that period, although they held back our performance over the full 12 months because stock markets rebounded sharply. The impact was mitigated by our low bond allocation compared with our normal target. Investor confidence was hit again in January, when Brazil devalued its currency and its economy slowed. Growth stocks held up better than value stocks, and recovered more rapidly through these uncertainties. To maintain our balanced strategy, we shifted funds from the rising growth-stock portfolio to the less-expensive value stocks. In April 1999, investors regained their confidence in global growth, and our value stocks moved ahead swiftly. Then we rebalanced by shifting funds from value to growth. Rebalancing moves such as these increase the likelihood we will buy low and sell high.

Growth stocks
Technology companies led the market by a large margin. Although Internet-related companies were very popular--more than was justified by their earning prospects, we think--we achieved strong returns without taking on the risk of new companies with expensive stocks. Our technology holdings focused on firms with established businesses in the computing industry, but whose markets are growing enormously with the rise of the Internet and with new types of telecommunications service. We had substantial holdings in several companies with exceptionally high stock returns, including JDS Uniphase (up 262%), EMC (147%), Oracle (115%), Cisco (95%), and Intel (64%). One of our largest growth holdings was in the related telecommunications services industry--MCI WorldCom (up 56%). In a rapidly changing and bitterly competitive industry, we believe it to be the most likely winner.

We also benefited from our selection of financial companies. This was not an exceptional year for the industry, but our holdings performed very well, particularly two banks that focused on their credit card businesses. We took some profits on our MBNA (up 29%) and Providian (74%) shares, but they remained among our larger holdings on July 31, 1999.

Pharmaceuticals, including our drug holdings, were the weak growth sector in the stock market. They had become expensive and suffered when investors moved to cheaper stocks, but our comparative performance benefited because we held less than a benchmark weight in drug companies.

Value stocks
Although value stocks picked up strongly in April and May 1999, through most of our reporting period they continued to suffer from uncertainty about global economic growth. Investors preferred companies with established growth records, and value stocks trailed.

Industrials were the best-performing value stocks. We did particularly well with our substantial holdings in Alcoa (up 76%). It is the dominant aluminum producer, and both the economic recovery in Asia and the trend to lighter metals in cars suggest that demand will surge. The consolidation of three of its competitors in August 1999 will help prevent the construction of new capacity. Among chemicals, our largest holding was Dow Chemical (up 42%).
In August, after the end of our reporting period, Dow announced the purchase of Union Carbide for $9.3 billion in stock. This strengthens Dow in a period of industry consolidation. Geon (up 39%) was also among our largest holdings.

Our consumer-related stocks had mixed results. Of our retailers, Sears Roebuck and Kmart had negative returns over our reporting period, but our substantial holding in Limited returned about 73%. We had two home builders, including a very substantial commitment to Hanson PLC (up 80%). Although our auto stocks lagged the market, Ford spun off to its shareholders its financial subsidiary Associates First Capital (which we sold) and General Motors spun off Delphi Automotive Systems. Both Delphi and GM may benefit from Delphi's increased entrepreneurial efforts. Our tobacco companies--Nabisco Group, Philip Morris, and RJ Reynolds--also happen to be expanding food companies, but their stock prices have been dominated by tobacco-related legal problems. They hurt our performance.

Performance at a Glance

Cumulative Total Returns1                                 As of 7/31/99

                                One       Five       Ten           Since
                               Year      Years      Years        Inception2

Class A                         10.37%    78.44%       N/A         181.99%
Class B                          9.44     71.77       162.93%      190.21
Class C                          9.44     71.30        N/A          71.30
Class Z                         10.63      N/A         N/A          48.97
Lipper Balanced Fund Avg.3       9.57    103.64       201.30         ***

Average Annual Total Returns1                                  As of 6/30/99

                                One       Five       Ten           Since
                               Year      Years      Years        Inception2
Class A                          4.04%    12.05%       N/A          11.27%
Class B                          3.68     12.23        10.80%        9.68
Class C                          6.59      N/A         N/A          11.89
Class Z                          9.78      N/A         N/A          13.46

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The
Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/15/87; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Balanced Fund category.

*** Lipper Since Inception returns are 211.61% for Class A, 253.09% for Class B, 103.90% for Class C, and 57.83% for Class Z, based on all funds in each share class.
-------------------------------------------------------------------------------
                                1

Review Cont'd.
We have a large commitment to hospital management companies and HMOs because we believe the aging U.S. population means larger markets for their services. However, the healthcare sector is currently going through growing pains centered on government reimbursements. It was strongly out of favor, and our holdings--focused on Columbia HCA Healthcare and HCR Manor Care-- depressed our return. We consider the current low prices a buying opportunity for our value strategy. We added Tenet Healthcare and Humana, among others.

We also had a substantial investment in financial companies--including our real estate holdings--which reduced our return. Financials were hurt by the uncertainty in the markets and may recover with the global economy.

Bonds
The bond market also had a "flight to quality" in 1998. Our bond holdings suffered because our corporate bonds fell more than most. Although we made up some ground when corporates bounced back in 1999, we finished behind our benchmark.

Looking Ahead
The U.S. economy is growing robustly, and corporate earnings are generally increasing. However, growth requires capital investment, and this is the kind of environment that pushes up interest rates. When interest rates rise, stocks suffer if their profit projections are based on heavy investment for growth or if their share prices are based on the assumption that profits will grow rapidly for a long time. Investors are willing to pay more for future earnings when interest rates are low. Technology stocks often fit this description, so they tend to suffer along with bond prices. We would be looking for buying opportunities in technology should rising interest rates bring down share prices. Our value stock holdings still are priced below growth stocks with comparable profit potential. We see no need to change their composition until that gap is closed.

We have invested less in bonds than our normal position. This would shelter our return should interest rates rise. If they do, we may increase our bond holdings afterward. We also would increase them if stock prices rise significantly or if the anticipated global upturn is delayed or aborted because these events would threaten stock returns. We have a focus on corporate bonds, which we believe to be good value in today's environment of rising profits: the extra yield on corporate bonds comes with very little additional credit risk.

Five Largest Value Holdings
Expressed as a percentage of net assets as of 7/31/99

Alcoa, Inc.                     2.0%
Metals--Nonferrous
Dow Chemical Co.                1.4
Chemicals
Hanson PLC ADR                  1.3
Construction
McDermott International         1.2
Oil & Gas Equipment & Svcs.
Geon Co.                        1.2
Chemicals

Five Largest Growth Holdings
Expressed as a percentage of net assets as of 7/31/99

Tyco International Ltd.         1.3%
Diversified Conglomerate
JDS Uniphase Corp.              1.2
Electrical Equipment
MCI WorldCom, Inc.              1.0
Telecommunications
Cisco Systems, Inc.             1.0
Networking
Enron Corp.                     1.0
Oil & Gas Equipment & Svcs.

Portfolio Composition
Expressed as a percentage of net assets as of 7/31/99

Stocks	                       62.2%
Bonds                          29.3
Cash & Equivalents              8.5
-------------------------------------------------------------------------------
                              2

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Shares     Description                   Value (Note1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
COMMON STOCKS--62.2%
------------------------------------------------------------
Advertising--1.1%
 127,800   Interpublic Group of Companies, Inc.     $   5,367,600
 143,300   Young & Rubicam Inc.                         6,493,281
                                                    -------------
                                                       11,860,881
------------------------------------------------------------
Airlines--1.1%
 144,100   AMR Corp.(a)                                 9,348,487
  65,300   USAirways Group, Inc.(a)                     2,326,313
                                                    -------------
                                                       11,674,800
------------------------------------------------------------
Automobiles--1.6%
 117,909   Delphi Automotive Systems Corp.              2,122,362
 100,600   Ford Motor Co.                               4,891,675
 168,700   General Motors Corp.                        10,280,156
                                                    -------------
                                                       17,294,193
------------------------------------------------------------
Banks--1.2%
  59,500   Bank One Corp.                               3,246,469
  93,600   Chase Manhattan Corp.                        7,195,500
  75,900   Wells Fargo Co.                              2,960,100
                                                    -------------
                                                       13,402,069
------------------------------------------------------------
Beverages--1.2%
  90,800   Coca-Cola Enterprises, Inc.                  2,650,225
 232,700   PepsiCo, Inc.                                9,104,388
  58,400   The Pepsi Bottling Group, Inc.               1,379,700
                                                    -------------
                                                       13,134,313
------------------------------------------------------------
Chemicals--3.0%
 401,600   Agrium, Inc. (Canada)                        3,572,622
 120,700   Dow Chemical Co.                            14,966,800
 429,300   Geon Co.                                    13,147,312
  84,000   Lyondell Chemical Co.                        1,533,000
                                                    -------------
                                                       33,219,734
Computer Software & Services--3.0%
  35,000   America Online, Inc.(a)                  $   3,329,375
  86,400   BMC Software, Inc.(a)                        4,654,800
 132,800   EMC Corp.(a)                                 8,042,700
 106,800   Microsoft Corp.(a)                           9,164,775
 194,850   Oracle Corp.(a)                              7,416,478
                                                    -------------
                                                       32,608,128
------------------------------------------------------------
Construction--2.1%
 330,100   Hanson PLC (ADR) (United Kindgom)           14,854,500
 228,100   U.S. Home Corp.(a)                           7,840,937
                                                    -------------
                                                       22,695,437
------------------------------------------------------------
Consulting
  21,249   Gartner Group, Inc.(a)                         459,502
------------------------------------------------------------
Diversfied Consumer Products--2.2%
 127,400   Avon Products, Inc.                          5,796,700
  73,200   Colgate-Palmolive Co.                        3,614,250
  64,700   Gillette Co.                                 2,834,669
  69,700   Illinois Tool Works, Inc.                    5,179,581
  72,200   Procter & Gamble Co.                         6,534,100
                                                    -------------
                                                       23,959,300
------------------------------------------------------------
Diversified Operations--2.8%
  81,950   General Electric Co.                         8,932,550
 141,000   JDS Uniphase Corp.(a)                       12,742,875
 366,500   Nabisco Group Holdings Corp.                 6,871,875
 126,500   Tomkins PLC (ADR) (United Kingdom)           2,284,906
                                                    -------------
                                                       30,832,206
------------------------------------------------------------
Electrical Services--1.2%
 110,000   AES Corp.(a)                                 6,600,000
 154,500   Texas Utilities Co.                          6,556,594
                                                    -------------
                                                       13,156,594

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Shares     Description                   Value (Note1)
------------------------------------------------------------
Electronics--3.6%
 142,000   Altera Corp.(a)                          $   5,147,500
  31,000   Broadcom Corp.(a)                            3,735,500
 150,300   Intel Corp.                                 10,370,700
  72,700   LSI Logic Corp.(a)                           3,657,719
 307,300   Mattel, Inc.                                 7,221,550
 107,200   Motorola, Inc.                               9,782,000
                                                    -------------
                                                       39,914,969
------------------------------------------------------------
Financial Services--3.4%
 136,330   Bear Stearns Co., Inc.                       5,768,463
  75,000   Federal National Mortgage Association        5,175,000
  13,500   Goldman Sachs Group, Inc.                      868,219
  87,300   Lehman Brothers Holdings, Inc.               4,692,375
 360,850   MBNA Corp.                                  10,284,225
 112,500   Providian Financial Corp.                   10,237,500
                                                    -------------
                                                       37,025,782
------------------------------------------------------------
Foods--0.5%
 124,300   Bestfoods                                    6,059,625
------------------------------------------------------------
Health Care Services/Hospital Management--2.1%
 390,300   Columbia/HCA Healthcare Corp.                8,684,175
 387,900   HCR Manor Care, Inc.(a)                      7,903,462
 199,900   Humana, Inc.(a)                              2,173,913
  20,542   LifePoint Hospitals, Inc.(a)                   202,852
 203,100   Tenet Healthcare Corp.(a)                    3,643,106
  20,542   Triad Hospitals, Inc.(a)                       216,975
                                                    -------------
                                                       22,824,483
------------------------------------------------------------
Hotels & Leisure--0.1%
   9,235   Interstate Hotels Corp.(a)                      38,095
 277,053   Wyndham International, Inc.(a)               1,177,475
                                                    -------------
                                                        1,215,570
------------------------------------------------------------
Insurance--2.2%
  86,625   American International Group, Inc.          10,059,328
  56,800   Chubb Corp.                              $   3,397,350
  89,100   SAFECO Corp.                                 3,391,369
 185,800   Selective Insurance Group, Inc.              3,669,550
 106,500   Torchmark Corp.                              3,501,187
                                                    -------------
                                                       24,018,784
------------------------------------------------------------
Machinery--0.9%
  50,500   Applied Materials, Inc.(a)                   3,632,844
  29,400   Commercial Intertech Corp.                     431,813
 191,000   Flowserve Corp.                              3,354,437
  87,000   United Dominion Industries, Ltd.
             (Canada)                                   2,142,375
                                                    -------------
                                                        9,561,469
------------------------------------------------------------
Media--1.9%
 256,900   CBS Corp.(a)                                11,287,544
  75,800   Clear Channel Communications, Inc.(a)        5,272,837
 165,500   Infinity Broadcasting Corp.(a)               4,561,594
                                                    -------------
                                                       21,121,975
------------------------------------------------------------
Medical Products & Services--1.8%
  79,150   Cardinal Health, Inc.                        5,401,987
 143,700   Tyco International Ltd.                     14,037,694
                                                    -------------
                                                       19,439,681
------------------------------------------------------------
Medical Technology--1.1%
 164,900   Abbott Laboratories                          7,080,394
 163,200   IMS Health, Inc.                             4,549,200
                                                    -------------
                                                       11,629,594
------------------------------------------------------------
Metals-Nonferrous--3.3%
 356,400   Alcoa Inc.                                  21,339,450
 143,500   Reynolds Metals Co.                          8,125,688
 237,300   UCAR International Inc.(a)                   6,303,281
                                                    -------------
                                                       35,768,419
------------------------------------------------------------
Mining--0.7%
 338,900   Newmont Mining Corp.                         6,269,650
  79,600   Stillwater Mining Co.(a)                     1,800,950
                                                    -------------
                                                        8,070,600

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Shares     Description                   Value (Note1)
------------------------------------------------------------
Networking--1.0%
 175,500   Cisco Systems, Inc.(a)                   $  10,902,938
   1,200   Juniper Networks, Inc.(a)                      194,925
                                                    -------------
                                                       11,097,863
------------------------------------------------------------
Oil & Gas Equipment & Services--6.9%
 172,300   Anadarko Petroleum Corp.                     6,579,706
  99,100   Baker Hughes, Inc.                           3,449,919
 112,200   Burlington Resources, Inc.                   4,957,838
 127,600   Enron Corp.                                 10,869,925
  71,100   Exxon Corp.                                  5,643,562
 106,536   KeySpan Corp.                                2,956,374
 477,300   McDermott International, Inc.               13,453,894
 270,400   Noble Affiliates, Inc.                       7,909,200
 438,700   Pioneer Natural Resources Co. (a)            5,099,887
 468,600   Western Gas Resources, Inc.                  7,731,900
 157,800   Williams Companies, Inc.                     6,637,462
                                                    -------------
                                                       75,289,667
------------------------------------------------------------
Paper & Forest Products--1.1%
 225,900   Longview Fibre Co.                           3,684,994
 376,000   Louisiana-Pacific Corp.                      8,248,500
                                                    -------------
                                                       11,933,494
------------------------------------------------------------
Pharmaceuticals--1.7%
 134,500   Bristol-Myers Squibb Co.                     8,944,250
 101,400   Merck & Co., Inc.                            6,863,512
  96,900   Pfizer, Inc.                                 3,288,544
                                                    -------------
                                                       19,096,306
------------------------------------------------------------
Publishing--0.3%
  76,300   New York Times Co.                           2,999,544
------------------------------------------------------------
Real Estate Investment Trust--1.4%
 327,600   Crescent Real Estate Equities Co.            7,207,200
 217,500   Vornado Realty Trust                         7,694,062
                                                    -------------
                                                       14,901,262
Restaurants--0.7%
 172,800   McDonald's Corp.                         $   7,203,600
------------------------------------------------------------
Retail--2.8%
 101,000   CVS Corp.                                    5,024,750
  25,300   Dillard's, Inc.                                779,556
 320,600   Kmart Corp.(a)                               4,648,700
 213,800   Sears Roebuck & Co.                          8,658,900
 251,400   The Limited, Inc.                           11,485,838
                                                    -------------
                                                       30,597,744
------------------------------------------------------------
Steel - Producers--1.2%
 183,700   AK Steel Holding Corp.                       4,144,731
 361,500   British Steel PLC (ADR) (United
             Kingdom)                                   9,489,375
                                                    -------------
                                                       13,634,106
------------------------------------------------------------
Telecommunications--1.7%
     826   AT&T Corp.                                      42,901
  53,700   Lucent Technologies Inc.                     3,493,856
 139,200   MCI WorldCom, Inc.(a)                       11,484,000
  99,800   Telecomunicacoes Brasileiras SA
             (ADR) (Brazil)(a)                          3,715,025
                                                    -------------
                                                       18,735,782
------------------------------------------------------------
Tobacco--0.7%
 130,500   Philip Morris Co., Inc.                      4,861,125
 122,166   R.J. Reynolds Tobacco Holdings, Inc.         3,344,294
                                                    -------------
                                                        8,205,419
------------------------------------------------------------
Tools--0.3%
  97,600   Snap-on, Inc.                                3,416,000
------------------------------------------------------------
Waste Management--0.3%
 107,700   Waste Management, Inc.                       2,753,081
                                                    -------------
           Total common stocks
             (cost $593,181,463)                      680,811,976
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--28.8%
CORPORATE BONDS--22.5%
------------------------------------------------------------
Aerospace--0.2%
Baa3           $    900     Northrop-Grumman Corp.,
                              7.875%, 3/1/26           $      876,204
Baa1              1,300     Raytheon Co., Note,
                              6.50%, 7/15/05                1,271,101
                                                       --------------
                                                            2,147,305
------------------------------------------------------------
Airlines--0.8%
                            Continental Airlines,
                              Inc.,
                              Notes,
Ba2               1,730     8.00%, 12/15/05                 1,641,459
Aa3               1,426     7.46%, 4/1/15                   1,418,193
Baa3              5,000     United Airlines, Inc.,
                              10.67%, 5/1/04                5,606,700
                                                       --------------
                                                            8,666,352
------------------------------------------------------------
Asset Backed Securities--2.1%
Aaa               3,000     California
                              Infrastructure, PG&E,
                              6.32%, 9/25/05                2,973,750
Aaa               5,000     Citibank Credit Card
                              Master Trust,
                              6.10%, 5/15/08                4,786,150
Aaa               5,000     MBNA Master Credit
                              Card Trust,
                              5.90%, 8/15/11                4,685,690
Aa3              11,000     Team Fleet Financing
                              Corp.,
                              7.35%, 5/15/03               11,061,875
                                                       --------------
                                                           23,507,465
------------------------------------------------------------
Automobiles--1.4%
                            Ford Motor Co.,
A1                3,000     6.375%, 2/1/29                  2,555,100
A1                  600     7.45%, 7/16/31                    585,906
Ba1            $  2,775     Lear Corp., Sr. Note,
                              7.96%, 5/15/05           $    2,747,250
Baa3              2,000     Navistar International
                              Corp., Sr. Note,
                              7.00%, 2/1/03                 1,950,000
Baa1              7,700     TRW, Inc., Note,
                              6.45%, 6/15/01                7,656,687
                                                       --------------
                                                           15,494,943
------------------------------------------------------------
Banks--1.0%
A1                3,900     Bank Nova Scotia NY,
                              6.50%, 7/15/07                3,837,844
Aa3                 500     Bayer Hypo-Vereinsbank,
                              8.74%, 6/30/31                  484,297
Aaa               1,950     Bayerische Landesbank,
                              5.875%, 12/1/08               1,786,493
Baa2              3,000     Capital One Bank, Sr.
                              Note,
                              7.08%, 10/30/01               3,019,590
A1                2,100     National Australia Bank
                              Ltd.,
                              6.40%, 12/10/07               2,062,284
                                                       --------------
                                                           11,190,508
------------------------------------------------------------
Beverages--0.1%
Baa2                600     Coca Cola Bottling Co.,
                              6.375%, 5/1/09                  555,918
------------------------------------------------------------
Broadcasting--0.1%
                            Liberty Media Corp.,
                              Notes,
Baa3                400     7.875%, 7/15/09                   398,750
Baa3                700     8.50%, 7/15/29                    700,219
                                                       --------------
                                                            1,098,969

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)
------------------------------------------------------------
Cable & Pay Television Systems--0.7%
Baa2           $  2,000     British Sky Broadcasting
                              Group,
                              6.875%, 2/23/09          $    1,805,040
Ba3               2,000     Century Communications
                              Corp., Sr. Note,
                              9.75%, 2/15/02                2,040,000
Baa2              2,000     Comcast Cable
                              Communications,
                              8.375%, 5/1/07                2,116,400
                            CSC Holdings, Inc.,
                              Sr. Notes,
Ba2                 700     7.875%, 12/15/07                  688,100
Ba2                 900     7.25%, 7/15/08                    848,817
                                                       --------------
                                                            7,498,357
------------------------------------------------------------
Captive Finance--1.2%
A1                5,000     Ford Motor Credit Co.,
                              Note,
                              7.75%, 3/15/05                5,152,100
A2                5,000     Sears Roebuck Acceptance
                              Corp., Note,
                              6.38%, 10/7/02                4,973,750
Aa1               3,000     Toyota Motor Credit
                              Corp., Note,
                              5.625%, 11/13/03              2,883,750
                                                       --------------
                                                           13,009,600
------------------------------------------------------------
Chemicals--0.5%
Ba3               2,000     ISP Holdings, Inc.,
                              Sr. Note,
                              9.75%, 2/15/02                2,050,000
Ba3                 650     Lyondell Chemical Co.,
                              9.625%, 5/1/07                  659,750
                            Rohm & Haas Co., Notes,
A3                  800     6.95%, 7/15/04                    802,904
A3                  500     7.40%, 7/15/09                    503,555
A3                1,000     7.85%, 7/15/29                  1,006,120
                                                       --------------
                                                            5,022,329
Computer Software & Services--0.1%
Baa1           $    600     Sun Microsystems Inc.,
                              Sr. Note,
                              7.65%, 8/15/09           $      597,282
------------------------------------------------------------
Construction--0.3%
A3                3,000     Hanson PLC
                              7.375%, 1/15/03               3,060,780
------------------------------------------------------------
Containers--0.2%
Ba1               2,100     Owens Illinois Inc.,
                              7.50%, 5/15/10                1,983,324
------------------------------------------------------------
Diversified Operations--0.3%
Baa1                900     Cox Enterprises Inc.,
                              6.625%, 6/14/02                 892,458
Baa3              1,400     Seagram (J.) & Sons
                              Inc.,
                              5.79%, 4/15/01                1,382,920
Baa1                600     Tyco International Ltd.,
                              6.875%, 1/15/29                 536,184
                                                       --------------
                                                            2,811,562
------------------------------------------------------------
Electrical Services--0.3%
Ba1                 800     AES Corp., Sr. Note,
                              9.50%, 6/1/09                   816,000
Ba3               1,300     CMS Energy Corp.,
                              Sr. Note,
                              8.00%, 7/1/01                 1,298,180
A3                  900     Edison Mission Energy
                              Co.,
                              Sr. Note,
                              7.73%, 6/15/09                  903,006
Baa3                800     Utilicorp United Inc.,
                              Sr. Note,
                              7.00%, 7/15/04                  793,776
                                                       --------------
                                                            3,810,962
------------------------------------------------------------
Financial Services--1.0%
Baa3              1,650     Capital One Financial
                              Corp., Note,
                              7.25%, 5/1/06                 1,571,625
A1                3,700     Dresdner Funding Trust,
                              8.15%, 6/30/31                3,436,745

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
Aa3            $     95     FMR Corp.,
                              7.57%, 6/15/29           $       92,470
A3                  800     Heller Financial, Inc.,
                              Note,
                              6.00%, 3/19/04                  766,560
A1                4,500     International Lease
                              Finance Corp., Note,
                              5.90%, 3/12/03                4,374,540
Baa1              1,250     Sanwa Finance,
                              8.35%, 7/15/09                1,233,398
                                                       --------------
                                                           11,475,338
------------------------------------------------------------
Foods--0.7%
Aa3               1,600     Archer Daniels Midland
                              Co.,
                              6.625%, 5/1/29                1,434,000
                            Kroger Co., Sr. Notes,
Baa3              1,800     6.34%, 6/1/01                   1,794,375
Baa3              3,400     6.375%, 3/1/08                  3,169,140
Baa3              1,000     7.25%, 6/1/09                     990,625
Baa3                250     7.70%, 6/1/29                     242,969
                                                       --------------
                                                            7,631,109
------------------------------------------------------------
Hotels & Leisure--0.7%
Baa3              5,000     Royal Caribbean Cruises
                              Ltd., Sr. Note,
                              8.25%, 4/1/05                 5,157,150
Ba1               3,500     Starwood Hotels &
                              Resorts, Inc., Note,
                              6.75%, 11/15/03               3,292,870
                                                       --------------
                                                            8,450,020
------------------------------------------------------------
Insurance--0.2%
Ba3               1,900     Conseco Finance Trust,
                              8.796%, 4/1/27                1,736,106
A2                  950     Marsh And Mclennan
                              Co., Inc., Sr. Note,
                              6.625%, 6/15/04                 942,219
                                                       --------------
                                                            2,678,325
Investment Banking--2.0%
A1             $  1,300     Goldman Sachs Group
                              LP, Note,
                              5.56%, 1/11/01           $    1,285,050
                            Lehman Brothers
                              Holdings, Inc., Notes,
Baa1              3,565     6.625%, 4/1/04                  3,468,139
Baa1              1,370     6.625%, 2/5/06                  1,304,555
Aa3              15,000     Salomon, Inc.,
                              7.30%, 5/15/02               15,300,300
                                                       --------------
                                                           21,358,044
------------------------------------------------------------
Media--0.8%
Baa3              6,500     News America Holdings
                              Inc.,
                              6.70%, 5/21/04                6,283,672
Baa3              2,000     Time Warner, Inc.,
                              8.11%, 8/15/06                2,093,100
Baa2                550     United News & Media PLC,
                              Note,
                              7.25%, 7/1/04                   545,655
                                                       --------------
                                                            8,922,427
------------------------------------------------------------
Oil & Gas Equipment & Services--0.5%
Baa2              3,500     BJ Services Co.,
                              Sr. Note,
                              7.00%, 2/1/06                 3,377,255
Baa3              1,000     El Paso Energy Corp.,
                              Sr. Note,
                              6.625%, 7/15/01                 997,500
Baa1              1,400     Sonat Inc., Note,
                              7.625%, 7/15/11               1,388,058
                                                       --------------
                                                            5,762,813
------------------------------------------------------------
Paper & Forest Products--0.4%
Baa2              2,000     Fort James Corp., Note,
                              6.23%, 3/15/01                1,980,980
Baa2              4,800 (b) Scotia Pacific Co.,
                              7.71%, 1/20/28                2,880,000
                                                       --------------
                                                            4,860,980

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)
------------------------------------------------------------
Real Estate Investment Trust--0.7%
Baa1           $    800     Duke Realty Ltd., Sr.
                              Note,
                              7.30%, 6/30/03           $      801,625
                            ERP Operating, LP,
                              Notes,
A3                5,000     6.15%, 9/15/00                  4,977,000
A3                  400     7.10%, 6/23/04                    394,840
A3                2,000     6.63%, 4/13/15                  1,901,460
                                                       --------------
                                                            8,074,925
------------------------------------------------------------
Retail--1.3%
A3                3,525     Dayton Hudson Corp.,
                              Note,
                              6.40%, 2/15/03                3,469,904
                            Federated Dept. Stores,
                              Inc., Sr. Notes,
Baa2              2,500     8.125%, 10/15/02                2,594,400
Baa2              2,500     8.50%, 6/15/03                  2,614,375
Ba1               5,000     Kmart Corp.,
                              8.125%, 12/1/06               5,050,000
                                                       --------------
                                                           13,728,679
------------------------------------------------------------
Telecommunications--2.4%
A2                7,000     AT&T Corp.,
                              9.25%, 4/15/02                7,477,960
Baa1                600     Cable & Wireless
                              Communication, Note,
                              6.75%, 12/1/08                  614,040
A2                  900     Electric Lightwave Inc.,
                              Note,
                              6.05%, 5/15/04                  863,487
Ba1               3,000     LCI International Inc.,
                              7.25%, 6/15/07                2,945,790
A2                3,000     Lucent Technologies,
                              Inc.,
                              6.45%, 3/15/29                2,691,840
                            MCI WorldCom, Inc.,
                              Sr. Notes,
A3                1,300     6.125%, 8/15/01                 1,292,057
A3                3,000     6.95%, 8/15/28                  2,769,570
Ba1               2,400     Qwest Communications
                              Int'l., Inc., Sr.
                              Note,
                              7.50%, 11/1/08                2,376,000
Baa1              2,500     Sprint Capital Corp.,
                              6.875%, 11/15/28              2,247,875
                            Telecomunicaciones de
                              Puerto Rico, Notes,
Baa2           $  1,800     6.65%, 5/15/06             $    1,735,272
Baa2              1,400     6.80%, 5/15/09                  1,336,790
                                                       --------------
                                                           26,350,681
------------------------------------------------------------
Transportation/Trucking/Shipping--0.5%
Baa1              5,000     Norfolk Southern Corp.,
                              Note,
                              6.95%, 5/1/02                 5,029,350
------------------------------------------------------------
Utilities--1.9%
Baa3              4,500     Calenergy Co., Inc.,
                              Sr. Note,
                              6.96%, 9/15/03                4,438,125
                            Cleveland Electric
                              Illuminating, Notes,
Ba1               3,000     7.19%, 7/1/00                   3,009,000
Ba1               2,000     7.67%, 7/1/04                   2,051,200
A2                  525     Hydro-Quebec,
                              7.50%, 4/1/16                   532,434
                            Niagara Mohawk Power Corp.,
Baa2              4,500     7.375%, 8/1/03                  4,570,965
Baa2              2,000     8.00%, 6/1/04                   2,062,640
A2                  600     Pennsylvania Electric
                              Co.,
                              Sr. Note,
                              5.75%, 4/1/04                   575,766
Baa3              3,000     Western Massachusetts
                              Electric Co.,
                              7.375%, 7/1/01                3,026,400
                                                       --------------
                                                           20,266,530
------------------------------------------------------------
Waste Management--0.1%
Ba1               1,000     Waste Management Inc.,
                              Note,
                              6.125%, 7/15/01                 993,320
                                                       --------------
                            Total corporate bonds
                              (cost $252,578,867)         246,038,197
                                                       --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--5.3%
                        United States Treasury Bonds,
           $ 10,000     8.125%, 8/15/19               $   11,943,700
              8,400     8.125%, 8/15/21                   10,120,656
              3,600     6.75%, 8/15/26                     3,806,424
              2,700     6.375%, 8/15/27                    2,729,106
              8,435     5.25%, 11/15/28                    7,359,538
                        United States Treasury Notes,
                250     5.25%, 5/15/04                       244,375
              5,530     7.50%, 2/15/05                     5,913,616
                225     6.50%, 5/15/05                       230,344
              4,900     6.50%, 10/15/06                    5,014,856
              3,150     4.75%, 11/15/08                    2,874,375
              8,060     5.50%, 5/15/09                     7,818,200
                                                      --------------
                        Total U.S. government
                          securities
                          (cost $59,635,048)              58,055,190
                                                      --------------
------------------------------------------------------------
FOREIGN GOVERNMENT BONDS--1.0%
                        Republic of Columbia,
                          (Columbia)
Ba2             700     9.75%, 4/23/09                       581,000
                        Republic of Panama,
                          (Panama)
Ba1           1,700     4.00%, 7/17/14                     1,243,125
                        Republic of Philippines,
                          (Philippines)
Ba1             700     8.875%, 4/15/08                      666,197
                        Republic of Poland,
                          (Poland)
Baa3          1,950     4.00%, 10/27/24                    1,258,969
                        Republic of Quebec,
                          (Canada)
A2            2,050     7.50%, 7/15/23                     2,059,614
                        United Mexican States,
                          (Mexico)
Ba2           2,500     10.375%, 2/17/09                   2,493,750
Ba2           3,500     5.875%, 12/31/19                   2,861,250
                                                      --------------
                        Total foreign government
                          (cost $11,984,268)              11,163,905
                                                      --------------
                        Total debt obligations
                          (cost $324,198,183)            315,257,292
                                                      --------------
             Units
WARRANTS(a)
              5,384     United Mexican States,
                          (Mexico)
                          expiring 12/31/03           $            0
                                                      --------------
                        Total long-term investments
                          (cost $917,379,646)            996,069,268
                                                      --------------
SHORT-TERM INVESTMENTS--8.6%
CORPORATE BONDS--0.5%
------------------------------------------------------------
Moody's    Principal
Rating     Amount
(Unaudited) (000)
Financial Services
NR            5,000     Advanta Corp.,
                          7.25%, 8/16/99
                          (cost $5,020,600)                5,002,250
------------------------------------------------------------
REPURCHASE AGREEMENT--8.1%
             88,651     Joint Repurchase Agreement Account,
                        5.062%, 8/2/99,
                        (cost $88,651,000; Note 5)        88,651,000
                                                      --------------
                        Total short-term
                          investments
                          (cost $93,671,600)              93,653,250
                                                      --------------
------------------------------------------------------------
Total Investments--99.6%
                        (cost $1,011,051,246; Note 4)  1,089,722,518
                        Other assets in excess of
                          liabilities--0.4%                4,572,639
                                                      --------------
                        Net Assets--100%              $1,094,295,157
                                                      --------------
                                                      --------------

---------------
(a) Non-income producing security.
(b) Indicates a restricted security; the cost of such security is $4,800,000. The value $2,880,000 is approximately 0.3% of net assets.
ADR--American Depository Receipt.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current SAI contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Assets and Liabilities                     PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1999
Investments, at value (cost $1,011,051,246).................................................................      $1,089,722,518
Dividends and interest receivable...........................................................................           7,316,101
Receivable for investments sold.............................................................................           3,971,492
Receivable for Fund shares sold.............................................................................             599,821
Prepaid expenses............................................................................................              41,412
                                                                                                                  --------------
   Total assets.............................................................................................       1,101,651,344
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................               3,546
Payable for investments purchased...........................................................................           3,746,264
Payable for Fund shares reacquired..........................................................................           1,937,177
Management fee payable......................................................................................             622,019
Distribution fee payable....................................................................................             511,434
Withholding tax payable.....................................................................................              46,389
Accrued expenses............................................................................................             489,358
                                                                                                                  --------------
   Total liabilities........................................................................................           7,356,187
                                                                                                                  --------------
Net Assets..................................................................................................      $1,094,295,157
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      865,981
   Paid-in capital in excess of par.........................................................................         954,247,146
                                                                                                                  --------------
                                                                                                                     955,113,127
   Undistributed net investment income......................................................................           1,780,283
   Accumulated net realized gain on investments.............................................................          58,730,475
   Net unrealized appreciation on investments...............................................................          78,671,272
                                                                                                                  --------------
Net assets, July 31, 1999...................................................................................      $1,094,295,157
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($516,281,302 / 40,791,363 shares of beneficial interest issued and outstanding)......................              $12.66
   Maximum sales charge (5% of offering price)..............................................................                 .67
   Maximum offering price to public.........................................................................              $13.33
Class B:
   Net asset value, offering price and redemption price per share
      ($445,945,802 / 35,375,883 shares of beneficial interest issued and outstanding)......................              $12.61
Class C:
   Net asset value and redemption price per share
      ($9,939,455 / 788,518 shares of beneficial interest issued and outstanding)...........................              $12.61
   Sales charge (1% of offering price)......................................................................                 .13
   Offering price to public.................................................................................              $12.74
Class Z:
   Net asset value, offering price and redemption price per share
      ($122,128,598 / 9,642,323 shares of beneficial interest issued and outstanding).......................              $12.67

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

PRUDENTIAL BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            July 31, 1999
Income
   Interest (net of foreign withholding taxes
      of $12,675).............................   $  28,877,963
   Dividends (net of foreign withholding taxes
      of $143,613)............................      10,364,081
                                                 -------------
      Total income............................      39,242,044
                                                 -------------
Expenses
   Management fee.............................       7,246,989
   Distribution fee--Class A..................       1,234,793
   Distribution fee--Class B..................       4,900,715
   Distribution fee--Class C..................          95,349
   Transfer agent's fees and expenses.........       2,379,000
   Custodian's fees and expenses..............         200,000
   Reports to shareholders....................         200,000
   Registration fees..........................         120,000
   Legal fees.................................          41,000
   Audit fees.................................          30,000
   Insurance..................................          24,000
   Trustees' fees and expenses................          21,500
   Miscellaneous..............................          20,434
                                                 -------------
      Total expenses..........................      16,513,780
                                                 -------------
Net investment income.........................      22,728,264
                                                 -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions....................      59,535,086
   Financial futures transactions.............        (565,613)
   Foreign currency transactions..............           2,262
                                                 -------------
                                                    58,971,735
Net change in unrealized appreciation on
   investments................................      24,344,289
                                                 -------------
Net gain on investments.......................      83,316,024
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $ 106,044,288
                                                 -------------
                                                 -------------

PRUDENTIAL BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended July 31,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $   22,728,264    $   26,293,673
   Net realized gain on
      investments and foreign
      currency transactions....      58,971,735       155,549,803
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      24,344,289      (126,216,321)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     106,044,288        55,627,155
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A..................     (11,600,552)      (12,700,788)
      Class B..................      (7,501,189)      (10,437,329)
      Class C..................        (147,713)         (148,597)
      Class Z..................      (3,085,601)       (3,608,837)
                                 --------------    --------------
                                    (22,335,055)      (26,895,551)
                                 --------------    --------------
   Distributions from net
      realized gains on
      investment transactions
      Class A..................     (33,667,951)      (57,771,866)
      Class B..................     (35,854,241)      (69,878,157)
      Class C..................        (670,807)         (920,721)
      Class Z..................      (7,850,486)      (14,427,869)
                                 --------------    --------------
                                    (78,043,485)     (142,998,613)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     174,931,450       195,965,154
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      95,452,760       160,126,884
   Cost of shares reacquired...    (341,670,552)     (341,566,835)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      shares transactions......     (71,286,342)       14,525,203
                                 --------------    --------------
Total decrease.................     (65,620,594)      (99,741,806)
                                 --------------    --------------
Net Assets
Beginning of year..............   1,159,915,751     1,259,657,557
                                 --------------    --------------
End of year(a).................  $1,094,295,157    $1,159,915,751
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
    investment income of:......  $    1,780,283    $    1,384,812
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Prudential Balanced Fund (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund invests in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $2,262, decrease accumulated net realized gain on investments by $9,863,628 and increase paid-in capital in excess of par by $9,861,366 for redemptions utilized as distributions for federal income tax purposes and due to realized and recognized currency gains during the year ended July 31, 1999. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1999.

PIMS has advised the Fund that it received approximately $203,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1999 and from sales of Class C shares during the period November 2, 1998 through July 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
PIMS has advised the Fund that for the year ended July 31, 1999, it received approximately $643,200 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended July 31, 1999, the Fund incurred fees of approximately $1,972,000 for the services of PMFS. As of July 31, 1999, approximately $157,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended July 31, 1999, were $1,035,947,839 and $1,165,891,789, respectively, which includes purchases and sales of U.S. government obligations of $370,240,327 and $374,027,633, respectively.

The cost basis of investments for federal income tax purposes as of July 31, 1999 was $1,013,119,580 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $76,602,938 (gross unrealized appreciation--$136,842,332; gross unrealized depreciation--$60,239,394).

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1999, the Fund had a 13.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $88,651,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co. Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $183,904,910.

Deutsche Bank Securities Inc., 5.06%, in the principal amount of $96,548,000, repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest is $98,479,006.

Salomon Smith Barney Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $184,504,113.

Warburg Dillon Read LLC, 5.07%, in the principal amount of $180,000,000, repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest is $183,604,710.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the years ended July 31, 1999 and July 31, 1998 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................    5,888,331    $  72,630,854
Shares issued in reinvestment of
  dividends and distributions.....    3,548,537       42,190,816
Shares reacquired.................  (10,211,802)    (126,616,025)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (774,934)     (11,794,355)
Shares issued upon conversion from
  Class B.........................    3,108,715       37,656,869
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,333,781    $  25,862,514
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    3,967,817    $  52,091,809
Shares issued in reinvestment of
  dividends and distributions.....    5,263,433       64,754,657
Shares reacquired.................   (9,908,242)    (129,373,980)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (676,992)     (12,527,514)
Shares issued upon conversion from
  Class B.........................    3,632,745       46,694,238
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,955,753    $  34,166,724
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    4,593,047    $  56,428,035
Shares issued in reinvestment of
  dividends and distributions.....    3,520,532       41,558,742
Shares reacquired.................  (12,029,878)    (147,746,960)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (3,916,299)     (49,760,183)
Shares reacquired upon conversion
  into Class A....................   (3,122,676)     (37,656,869)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (7,038,975)   $ (87,417,052)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    5,179,076    $  67,414,895
Shares issued in reinvestment of
  dividends and distributions.....    6,244,089       76,307,531
Shares reacquired.................  (10,219,280)    (133,027,987)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,203,885       10,694,439
Shares reacquired upon conversion
  into Class A....................   (3,615,791)     (46,694,238)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,411,906)   $ (35,999,799)
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................      311,461    $   3,843,335
Shares issued in reinvestment of
  dividends and distributions.....       65,181          770,023
Shares reacquired.................     (319,838)      (3,923,655)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       56,804    $     689,703
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................      323,478    $   4,203,230
Shares issued in reinvestment of
  dividends and distributions.....       84,293        1,030,457
Shares reacquired.................     (178,945)      (2,326,256)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      228,826    $   2,907,431
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    3,393,149    $  42,029,226
Shares issued in reinvestment of
  dividends and distributions.....      918,694       10,933,179
Shares reacquired.................   (5,089,268)     (63,383,912)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (777,425)   $ (10,421,507)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    5,472,022    $  72,255,220
Shares issued in reinvestment of
  dividends and distributions.....    1,463,704       18,034,239
Shares reacquired.................   (5,753,738)     (76,838,612)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,181,988    $  13,450,847
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       16

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                   Class A
                                         ------------------------------------------------------------
                                                             Year Ended July 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.63     $  14.01     $  11.85     $  12.04     $  11.12
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income................         .29          .33          .34          .31          .34
Net realized and unrealized gain on
   investment transactions...........         .92          .29         2.96          .28         1.11
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.21          .62         3.30          .59         1.45
                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income............................        (.29)        (.34)        (.36)        (.29)        (.33)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.18)       (2.00)       (1.14)        (.78)        (.53)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.66     $  12.63     $  14.01     $  11.85     $  12.04
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):.....................       10.37%        5.05%       29.09%        4.89%       13.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $516,281     $485,690     $497,461     $262,096     $119,829
Average net assets (000).............    $493,917     $493,828     $306,717     $246,609     $ 69,754
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.17%        1.19%        1.17%        1.20%        1.22%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        2.34%        2.51%        2.84%        2.53%        2.90%
For Class A, B, C and Z shares:
   Portfolio turnover rate...........         103%         144%         140%          97%         201%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                   Class B
                                         ------------------------------------------------------------
                                                             Year Ended July 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.57     $  13.96     $  11.80     $  12.00     $  11.09
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income................         .20          .24          .26          .21          .26
Net realized and unrealized gain on
   investment transactions...........         .92          .27         2.95          .28         1.10
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.12          .51         3.21          .49         1.36
                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income............................        (.19)        (.24)        (.27)        (.20)        (.25)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.08)       (1.90)       (1.05)        (.69)        (.45)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.61     $  12.57     $  13.96     $  11.80     $  12.00
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):.....................        9.44%        4.28%       28.24%        4.05%       12.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $445,946     $533,354     $625,715     $420,465     $392,291
Average net assets (000).............    $490,071     $578,432     $431,425     $437,792     $409,419
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.92%        1.94%        1.92%        1.95%        1.97%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        1.60%        1.76%        2.09%        1.78%        2.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                Class C                                   Class Z
                                         -----------------------------------------------------     ---------------------
                                                                                     August 1,
                                                                                      1994(a)
                                                   Year Ended July 31,                through       Year Ended July 31,
                                         ---------------------------------------     July 31,      ---------------------
                                          1999       1998       1997       1996        1995          1999         1998
                                         ------     ------     ------     ------     ---------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $12.57     $13.96     $11.80     $12.00      $ 11.12      $  12.64     $  14.01
                                         ------     ------     ------     ------     ---------     --------     --------
Income from investment operations
Net investment income................       .20        .24        .26        .21          .21           .33          .37
Net realized and unrealized gain
   (loss) on investment
   transactions......................       .92        .27       2.95        .28         1.12           .91          .29
                                         ------     ------     ------     ------     ---------     --------     --------
   Total from investment
      operations.....................      1.12        .51       3.21        .49         1.33          1.24          .66
                                         ------     ------     ------     ------     ---------     --------     --------
Less distributions
Dividends from net investment
   income............................      (.19)      (.24)      (.27)      (.20)        (.25)         (.32)        (.37)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.89)     (1.66)      (.78)      (.49)        (.20)         (.89)       (1.66)
                                         ------     ------     ------     ------     ---------     --------     --------
   Total distributions...............     (1.08)     (1.90)     (1.05)      (.69)        (.45)        (1.21)       (2.03)
                                         ------     ------     ------     ------     ---------     --------     --------
Net asset value, end of period.......    $12.61     $12.57     $13.96     $11.80      $ 12.00      $  12.67     $  12.64
                                         ------     ------     ------     ------     ---------     --------     --------
                                         ------     ------     ------     ------     ---------     --------     --------
TOTAL RETURN(b):.....................      9.44%      4.28%     28.24%      4.05%       12.49%        10.63%        5.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $9,939     $9,201     $7,023     $3,525      $ 3,046      $122,129     $131,671
Average net assets (000).............    $9,535     $8,175     $4,790     $2,444      $   920      $121,398     $128,358
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.92%      1.94%      1.92%      1.95%        2.04%(d)       .92%         .94%
   Expenses, excluding distribution
      fees...........................       .92%       .94%       .92%       .95%        1.04%(d)       .92%         .94%
   Net investment income.............      1.60%      1.76%      2.09%      1.78%        2.20%(d)      2.60%        2.76%

                                                    March 1,
                                                    1996(c)
                                                    through
                                                    July 31,
                                         1997         1996
                                       --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $  11.85      $12.16
                                       --------     --------
Income from investment operations
Net investment income................       .46         .13
Net realized and unrealized gain
   (loss) on investment
   transactions......................      2.87        (.28)
                                       --------     --------
   Total from investment
      operations.....................      3.33        (.15)
                                       --------     --------
Less distributions
Dividends from net investment
   income............................      (.39)       (.16)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.78)         --
                                       --------     --------
   Total distributions...............     (1.17)       (.16)
                                       --------     --------
Net asset value, end of period.......  $  14.01      $11.85
                                       --------     --------
                                       --------     --------
TOTAL RETURN(b):.....................     29.39%      (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $129,459      $4,015
Average net assets (000).............  $ 99,391      $4,217
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       .92%        .95%(d)
   Expenses, excluding distribution
      fees...........................       .92%        .95%(d)
   Net investment income.............      3.12%       2.72%(d)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Report of Independent Accountants                       PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Balanced Fund (the 'Fund') at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended July 31, 1996 were audited by other independent accountants, whose opinion dated September 16, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999


Tax Information (Unaudited)                             PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 1999, dividends paid from net investment income were $.293 per share for Class A shares, $.193 per share for Class B and Class C shares and $.323 per share for Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.21, which is taxable as ordinary income and a long-term capital gain distribution of $.68. The Fund utilized redemptions as distributions in the amount of $.048 and $.065 per Class A, Class B, Class C and Class Z shares of short-term capital gains and long-term capital gains, respectively.

We also wish to advise you that 17.74% of the dividends paid from ordinary income in the fiscal year ended July 31, 1999 qualified for the corporate dividends received deduction available to corporate tax payers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 9.05% of the dividends paid from ordinary income in the fiscal year ended July 31, 1999 qualify for each of these states' tax exclusion.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       20

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
Prudential Balanced Fund vs. the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)

Class A
Average Annual Total Returns
With Sales Load
Since Inception          10.91%
Five Years               11.13%
One Year                  4.85%

Without Sales Load
Since Inception          11.51%
Five Years               12.28%
One Year                 10.37%

Class B
Average Annual Total Returns
With Sales Load
Since Inception           9.39%
Ten Years                10.15%
Five Years               11.30%
One Year                  4.44%

Without Sales Load
Since Inception           9.39%
Ten Years                10.15%
Five Years               11.43%
One Year                  9.44%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Balanced Fund (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, and at the beginning of the ten-year period for Class B shares; and at the end of the fiscal year (July
31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1999; (c) all recurring fees (including management fees)

Class C
Average Annual Total Returns
With Sales Load
Since Inception          11.15%
Five Years               11.14%
One Year                  7.35%

Without Sales Load
Since Inception          11.37%
Five Years               11.37%
One Year                  9.44%


Class Z
Average Annual Total Returns
Since Inception          12.38%
One Year                 10.63%

were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Lehman Brothers Government/Corporate Bond Index is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that give a broad look at how stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not reflect sales charges and advisory fees associated with an investment in the Fund. The securities in the indexes may differ substantially from the securities in the Fund. These indexes are not the only indexes that may be used to characterize performance of balanced funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ      Cusip
  A      PFCAX     74431M105
  B      PRFCX     74431M204
  C       --       74431M303
  Z      PFCZX     74431M402

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street, Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF134E